UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2024

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NB	The Nasdaq Stock Market LLC
Warrants, each exercisable for 1.11829212 Common Shares	NIOBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2024, NioCorp Developments Ltd. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) at which the Company’s shareholders considered and approved the NioCorp Developments Ltd. Long-Term Incentive Plan, as amended (the “2017 Amended Plan”), which amended and restated the prior amendment and restatement of the NioCorp Developments Ltd. Long-Term Incentive Plan that was approved by the Company’s shareholders on November 5, 2020 (the “Prior Restatement”).

Under the 2017 Amended Plan, the Company’s Board of Directors (the “Board”) may in its discretion from time to time grant stock options, share units (in the form of restricted share units (“RSUs”) and performance share units (“PSUs”)) and dividend equivalents to directors, employees and certain other service providers (as further described in the 2017 Amended Plan) of the Company and affiliated entities selected by the Board. Subject to adjustment as provided in the 2017 Amended Plan, the aggregate number of common shares, no par value, of the Company (“Common Shares”) that may be reserved for issuance to participants under the 2017 Amended Plan, together with all other security-based compensation arrangements of the Company, including with respect to stock options outstanding under the Company’s 2016 Incentive Stock Option Plan, may not exceed 10% of the issued and outstanding Common Shares from time to time, and the Common Shares reserved for issuance upon settlement of share units shall not exceed 5% of the issued and outstanding Common Shares from time to time. Further, the aggregate number of Common Shares reserved for issuance to any one participant under the 2017 Amended Plan, together with all other security-based compensation arrangements of the Company, must not exceed 5% of the then issued and outstanding Common Shares (on a non-diluted basis). The maximum number of Common Shares (1) issued to insiders (for purposes of the Toronto Stock Exchange Company Manual) within any one-year period and (2) issuable to insiders at any time, under the 2017 Amended Plan, or when combined with the Company’s other security-based compensation arrangements, will not exceed 10% of the number of the then issued and outstanding Common Shares.

Under the 2017 Amended Plan, and subject to the adjustment provisions of the 2017 Amended Plan, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of stock options intended to qualify as “incentive stock options” under Section 422 of the United States Internal Revenue Code will not exceed 3,331,164 Common Shares; provided, however, that such limit will increase by 330,000 Common Shares on each of the first and second anniversaries of the effective date of the 2017 Amended Plan, subject to the aggregate Common Share limitation under the 2017 Amended Plan. This incentive stock option limit was raised from 2,790,858 Common Shares (which amount reflects an adjustment in connection with a reverse stock split the Company effected on March 17, 2023), as contained in the Prior Restatement. The 2017 Amended Plan also made the following other changes from the Prior Restatement (in addition to certain non-material amendments of a housekeeping nature): (1) amended certain provisions with respect to the clawback of executive compensation; and (2) added language to specifically provide that the 2017 Amended Plan cannot be amended without shareholder approval if the proposed amendment would require shareholder approval under applicable stock exchange requirements.

The Board will generally be able to amend the 2017 Amended Plan, subject to shareholder approval in certain circumstances as further described in the 2017 Amended Plan.

The foregoing description of the 2017 Amended Plan is not complete and is in all respects qualified in its entirety by the actual provisions of the 2017 Amended Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As of the record date for the Annual Meeting, there were 33,150,080 Common Shares issued and outstanding and entitled to vote, of which 12,900,717 Common Shares were present by proxy or in person at the Annual Meeting. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows and, pursuant to the requirements set out in subsection 11.3 of National Instrument 51-102, the Company gives notice of these results:

Proposal One – To Set the Number of Directors for the Ensuing Year at Seven.

Votes For: 12,341,575

Votes Against: 559,141

Abstentions: 0

Broker non-votes: 1

Proposal Two – Election of Directors.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
Mark A. Smith	7,473,610	478,983	4,948,124
Michael J. Morris	6,603,433	1,349,159	4,948,125
David C. Beling	7,220,373	732,219	4,948,125
Nilsa Guerrero-Mahon	7,150,587	802,005	4,948,125
Peter Oliver	7,151,643	800,949	4,948,125
Michael Maselli	7,325,594	626,998	4,948,125
Dean Kehler	7,286,924	665,669	4,948,124

Proposal Three – Appointment of Deloitte & Touche LLP as Auditors of the Company for the Ensuing Year and Authorizing the Directors to Fix Their Remuneration.

Votes For: 12,710,255

Votes Withheld: 190,461

Broker non-votes: 1

Proposal Four – Approval of the Amendment and Restatement of the NioCorp Developments Ltd. Long-Term Incentive Plan.

Votes For: 6,616,125

Votes Against: 1,137,590

Votes Withheld: 198,876

Broker non-votes: 4,948,126

Proposal Five – Approval, on a Nonbinding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers.

Votes For: 6,979,044

Votes Against: 865,175

Votes Withheld: 108,373

Broker non-votes: 4,948,125

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	NioCorp Developments Ltd. Long-Term Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: January 19, 2024	By:	/s/ Neal S. Shah
Neal S. Shah
Chief Financial Officer